Exhibit 99.77(o)


                  Transactions Effected Pursuant to Rule 10f-3

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Fund                       Issuer                       Date of       Broker/Dealer        Affiliated/Principal
                                                        Purchase      From Whom            Underwriter or
                                                                      Purchased            Syndicate
------------------------------------------------------------------------------------------------------------------
ING High Yield Bond        Wimar OpCo., LLC             12/14/06      Credit Suisse        ING Financial Markets
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ING High Yield Bond        Freeport McMoran 8.375%      3/14/07       JP Morgan Chase      ING Financial Markets
                           4/1/2017
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ING High Yield Bond        Freeport McMoran 8.25%       3/14/07       JP Morgan Chase      ING Financial Markets
                           4/1/2015
------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond      RR Donnelley 5.625%          1/3/07        Banc of America      ING Financial Markets
                           1/5/2012
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ING Intermediate Bond      RR Donnelley 6.125%          1/3/07        Banc of America      ING Financial Markets
                           1/5/2012
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ING Intermediate Bond      Freeport McMoran 8.375%      3/14/07       JP Morgan Chase      ING Financial Markets
                           4/1/2017
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ING Intermediate Bond      Freeport McMoran 8.375%      3/14/07       JP Morgan Chase      ING Financial Markets
                           4/1/2015
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